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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 12,1999


                              CITATION CORPORATION
             (Exact name of registrant as specified in its Charter)




       Delaware                      0-24492                   63-0828225
(State of Incorporation)    (Commission File Number)     (IRS Employer I.D. No.)



                        2 Office Park Circle, Suite 204
                           Birmingham, Alabama 35223
                    (Address of principal executive offices)


                                 (205) 871-5731
                        (Registrant's telephone number)
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ITEM 5.   OTHER EVENTS.

     On October 12, 1999, Citation Corporation (the "Registrant") and RSJ Acquisition Co. entered into Amendment No. 2 to the Agreement and Plan of Merger and Recapitalization dated as of June 24, 1999, as amended, between RSJ Acquisition Co. and the Registrant (the "Merger Agreement"). On October 13, 1999, the Registrant issued a press release announcing the execution of the Amendment No. 2 to the Merger Agreement. A copy of Amendment No. 2 to the Merger Agreement and the related press release are attached as Exhibits 2.1 and 99.1, respectively, to this Form 8-K and are incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     The following are filed as exhibits to this Current Report on Form 8-K:

     Exhibit No.    Description
     ----------     -------------------------------
     2.1            Amendment No. 2 to Agreement and Plan of Merger and
                    Recapitalization, dated as of October 12, 1999.

     99.1 Press release dated October 13, 1999 issued by the Registrant.



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: October 13, 1999               /s/ Stanley B. Atkins
                                     ---------------------------------------
                                     STANLEY B. ATKINS
                                     Vice President and Secretary